SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 17, 1998



                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   1-8061                    11-1986657
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)


55 Charles Lindbergh Blvd., Mitchel Field, NY                    11553
  (Address of principal executive offices)                     (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)


                                      None
      (Former name, address and fiscal year, if changed since last report)




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ITEM 5.         OTHER EVENTS

         On October 21, 1998, Frequency Electronics, Inc. (referred to as "FEI") settled its claim with the Associated International Insurance Company (referred to as "Associated"), under applicable directors and officers coverage and, on November 17, 1998, FEI received payment in the amount of $4.5 million.

For a further discussion of FEI's claims with its insurance carriers reference is made to the Form 10K for the fiscal year ended April 30, 1998 filed by FEI under Section 13 of the Securities Exchange Act of 1934 which is on file at the Securities and Exchange Commission.











































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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FREQUENCY ELECTRONICS, INC.


                                              By: /s/ Joseph P. Franklin
                                              --------------------------
                                                    Joseph P. Franklin,
                                             Chairman of the Board of Directors

Dated: December 8, 1998










































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